Exhibit 99.1
Exterran Holdings Reports First-Quarter 2013 Results

●Achieved EBITDA, as adjusted, of $146.5 million in the quarter, up 52 percent over year-ago levels
●Reported net income from continuing operations attributable to Exterran stockholders of $0.21 per diluted share, excluding charges, in the quarter

HOUSTON, May 2, 2013 – Exterran Holdings, Inc. (NYSE: EXH) today reported EBITDA, as adjusted (as defined below), of $146.5 million for the first quarter 2013, compared to $140.8 million for the fourth quarter 2012 and $96.2 million for the first quarter 2012.

Revenue was $811.4 million for the first quarter 2013, compared to $838.9 million for the fourth quarter 2012 and $615.2 million for the first quarter 2012.

Fabrication backlog was $994.0 million at March 31, 2013, compared to $1,065.7 million at December 31, 2012 and $955.3 million at March 31, 2012.

“First quarter 2013 highlights included our third consecutive quarter of positive earnings from continuing operations, excluding charges, and the highest quarterly level of EBITDA, as adjusted, in over three years,” said Brad Childers, Exterran Holdings’ President and Chief Executive Officer. “While some delays of project awards are impacting our international bookings, I believe that our current opportunity set and market conditions will allow us to maintain our overall activity levels. We are on track to improve the company’s performance in 2013 over prior year results as we maintain our focus on improving the profitability of our businesses.”

Net income from continuing operations attributable to Exterran stockholders, excluding charges, for the first quarter 2013 was $13.9 million, or $0.21 per diluted share, excluding non-cash pretax long-lived asset impairment charges of $3.6 million related to our North America contract operations business. Net income from continuing operations attributable to Exterran stockholders, excluding charges, for the fourth quarter 2012 was $6.0 million, or $0.09 per diluted share, and net loss from continuing operations attributable to Exterran stockholders, excluding charges, for the first quarter 2012 was $26.5 million, or $0.42 per diluted share. Net income (loss) from continuing operations attributable to Exterran stockholders, excluding charges, also excludes the benefit of the two previously announced sales of Exterran Holdings’ Venezuelan assets.

Net income attributable to Exterran stockholders for the first quarter 2013 was $50.2 million, or $0.76 per diluted share, compared to a net loss attributable to Exterran stockholders for the fourth quarter 2012 of $5.7 million, or $0.09 per diluted share, and net income attributable to Exterran stockholders for the first quarter 2012 of $5.5 million, or $0.09 per diluted share.

The cash distribution to be received by Exterran Holdings based upon its limited partner and general partner interests in Exterran Partners, L.P. is $12.2 million for the first quarter 2013, compared to $8.1 million for the fourth quarter 2012 and $7.7 million for the first quarter 2012.

Conference Call Details
Exterran Holdings and Exterran Partners, L.P. will host a joint conference call on Thursday, May 2, 2013, to discuss their first-quarter 2013 financial results. The call will begin at 11:00 a.m. Eastern Time.

To listen to the call via a live webcast, please visit Exterran’s website at www.exterran.com. The call will also be available by dialing 800-446-2782 in the United States and Canada, or +1-847-413-3235 for international calls. Please call approximately 15 minutes prior to the scheduled start time and reference Exterran conference call number 34607947.

A replay of the conference call will be available on Exterran’s website for approximately seven days. Also, a replay may be accessed by dialing 888-843-7419 in the United States and Canada, or +1-630-652-3042 for international calls. The access code is 34607947#.

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EBITDA, as adjusted, a non-GAAP measure, is defined as net income (loss) excluding income (loss) from discontinued operations (net of tax), cumulative effect of accounting changes (net of tax), income taxes, interest expense (including debt extinguishment costs and gain or loss on termination of interest rate swaps), depreciation and amortization expense, impairment charges, merger and integration expenses, restructuring charges, non-cash gains or losses from foreign currency exchange rate changes recorded on intercompany obligations and other charges. EBITDA, as adjusted, excludes the benefit of the two previously announced sales of Exterran Holdings’ Venezuelan assets.

Gross Margin, a non-GAAP measure, is defined as total revenue less cost of sales (excluding depreciation and amortization expense). Gross margin percentage is defined as gross margin divided by revenue.

About Exterran Holdings
Exterran Holdings, Inc. is a global market leader in full service natural gas compression and a premier provider of operations, maintenance, service and equipment for oil and gas production, processing and transportation applications. Exterran Holdings serves customers across the energy spectrum—from producers to transporters to processors to storage owners.  Headquartered in Houston, Texas, Exterran has approximately 10,000 employees and operates in approximately 30 countries. Exterran Holdings owns an equity interest, including all of the general partner interest, in Exterran Partners, L.P. (NASDAQ: EXLP), the leading provider of natural gas contract operations services to customers throughout the United States. For more information, visit www.exterran.com.

Forward-Looking Statements
All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Exterran Holdings’ control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: Exterran Holdings’ financial and operational strategies and ability to successfully effect those strategies; Exterran Holdings’ expectations regarding future economic and market conditions; Exterran Holdings’ financial and operational outlook and ability to fulfill that outlook; and demand for Exterran Holdings’ products and services and growth opportunities for those products and services.

While Exterran Holdings believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: local, regional, national and international economic conditions and the impact they may have on Exterran Holdings and its customers; changes in tax laws that impact master limited partnerships; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; Exterran Holdings’ ability to timely and cost-effectively execute larger projects; changes in political or economic conditions in key operating markets, including international markets; any non-performance by third parties of their contractual obligations; changes in safety, health, environmental and other regulations; and the performance of Exterran Partners.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Exterran Holdings’ Annual Report on Form 10-K for the year ended December 31, 2012, and those set forth from time to time in Exterran Holdings’ filings with the Securities and Exchange Commission, which are currently available at www.exterran.com.  Except as required by law, Exterran Holdings expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

SOURCE
Exterran Holdings, Inc.

EXTERRAN HOLDINGS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended
	March 31,	December 31,	March 31,
	2013	2012	2012
Revenues:
North America contract operations	$159,431	$154,683	$150,588
International contract operations	109,558	127,911	112,786
Aftermarket services	83,612	98,460	89,645
Fabrication	458,776	457,868	262,222
	811,377	838,922	615,241

Costs and Expenses:
Cost of sales (excluding depreciation and amortization expense):
North America contract operations	72,053	69,368	74,236
International contract operations	46,199	47,367	43,889
Aftermarket services	65,446	78,538	71,731
Fabrication	402,399	404,223	235,602
Selling, general and administrative	84,979	101,850	94,839
Depreciation and amortization	82,646	91,579	85,111
Long-lived asset impairment	3,563	47,576	4,122
Restructuring charges	-	808	3,047
Interest expense	27,874	27,694	37,991
Equity in income of non-consolidated affiliates	(4,665)	(4,623)	(37,339)
Other (income) expense, net	(9,809)	(777)	(6,094)
	770,685	863,603	607,135

Income (loss) before income taxes	40,692	(24,681)	8,106
Provision for (benefit from) income taxes	15,151	(27,797)	(343)
Income from continuing operations	25,541	3,116	8,449
Income (loss) from discontinued operations, net of tax	33,250	(20)	(1,162)
Net income	58,791	3,096	7,287
Less: net income attributable to the noncontrolling interest	(8,586)	(8,835)	(1,792)
Net income (loss) attributable to Exterran stockholders	$50,205	$(5,739)	$5,495

Basic income (loss) per common share:
Income (loss) from continuing operations attributable to Exterran stockholders	$0.26	$(0.09)	$0.10
Income (loss) from discontinued operations attributable to Exterran stockholders	0.51	-	(0.01)
Net income (loss) attributable to Exterran stockholders	$0.77	$(0.09)	$0.09
Diluted income (loss) per common share:
Income (loss) from continuing operations attributable to Exterran stockholders	$0.26	$(0.09)	$0.10
Income (loss) from discontinued operations attributable to Exterran stockholders	0.50	-	(0.01)
Net income (loss) attributable to Exterran stockholders	$0.76	$(0.09)	$0.09
Weighted average common and equivalent shares outstanding:
Basic	65,291	63,658	64,515
Diluted	65,810	63,658	64,596

Income (loss) attributable to Exterran stockholders:
Income (loss) from continuing operations	$16,955	$(5,719)	$6,657
Income (loss) from discontinued operations, net of tax	33,250	(20)	(1,162)
Net income (loss) attributable to Exterran stockholders	$50,205	$(5,739)	$5,495

EXTERRAN HOLDINGS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except percentages)

	Three Months Ended
	March 31,	December 31,	March 31,
	2013	2012	2012
Revenues:
North America contract operations	$159,431	$154,683	$150,588
International contract operations	109,558	127,911	112,786
Aftermarket services	83,612	98,460	89,645
Fabrication	458,776	457,868	262,222
Total	$811,377	$838,922	$615,241

Gross Margin (1):
North America contract operations	$87,378	$85,315	$76,352
International contract operations	63,359	80,544	68,897
Aftermarket services	18,166	19,922	17,914
Fabrication	56,377	53,645	26,620
Total	$225,280	$239,426	$189,783

Selling, General and Administrative	$84,979	$101,850	$94,839
% of revenue	10%	12%	15%

EBITDA, as Adjusted (1)	$146,535	$140,801	$96,151
% of revenue	18%	17%	16%

Capital expenditures	$106,990	$100,006	$115,472
Less: Proceeds from sale of PP&E	(14,945)	(8,004)	(9,785)
Net Capital expenditures	$92,045	$92,002	$105,687

Gross Margin Percentage:
North America contract operations	55%	55%	51%
International contract operations	58%	63%	61%
Aftermarket services	22%	20%	20%
Fabrication	12%	12%	10%
Total	28%	29%	31%

Total Available Horsepower (at period end):
North America contract operations	3,389	3,376	3,558
International contract operations	1,282	1,265	1,257
Total	4,671	4,641	4,815

Total Operating Horsepower (at period end):
North America contract operations	2,902	2,900	2,825
International contract operations	1,007	1,007	957
Total	3,909	3,907	3,782

Total Operating Horsepower (average):
North America contract operations	2,895	2,870	2,827
International contract operations	1,007	1,011	956
Total	3,902	3,881	3,783

Horsepower Utilization (at period end):
North America contract operations	86%	86%	79%
International contract operations	79%	80%	76%
Total	84%	84%	79%

Fabrication Backlog:
Compression & accessory	$202,175	$256,315	$330,992
Production & processing equipment	583,807	563,826	551,975
Installation	207,991	245,573	72,364
Total	$993,973	$1,065,714	$955,331

Debt to Capitalization:
Debt	$1,629,654	$1,564,923	$1,709,451
Exterran stockholders' equity	1,561,250	1,478,613	1,500,005
Capitalization	$3,190,904	$3,043,536	$3,209,456
Total Debt to Capitalization	51%	51%	53%

(1) Management believes EBITDA, as adjusted, and gross margin, both non-GAAP measures, provide useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as adjusted, and gross margin as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, management uses EBITDA, as adjusted, as a valuation measure.

EXTERRAN HOLDINGS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION
(In thousands, except per share amounts)

	Three Months Ended
	March 31,	December 31,	March 31,
	2013	2012	2012

Reconciliation of GAAP to Non-GAAP Financial Information:

Net income	$58,791	$3,096	$7,287
(Income) loss from discontinued operations, net of tax	(33,250)	20	1,162
Income from continuing operations	25,541	3,116	8,449
Depreciation and amortization	82,646	91,579	85,111
Long-lived asset impairment	3,563	47,576	4,122
Restructuring charges	-	808	3,047
Investment in non-consolidated affiliates impairment	-	-	224
Proceeds from sale of joint venture assets	(4,665)	(4,623)	(37,563)
Interest expense	27,874	27,694	37,991
(Gain) loss on currency exchange rate remeasurement of intercompany balances	(3,575)	2,448	(4,887)
Provision for (benefit from) income taxes	15,151	(27,797)	(343)
EBITDA, as adjusted (1)	146,535	140,801	96,151
Selling, general and administrative	84,979	101,850	94,839
Equity in income of non-consolidated affiliates	(4,665)	(4,623)	(37,339)
Investment in non-consolidated affiliates impairment	-	-	(224)
Proceeds from sale of joint venture assets	4,665	4,623	37,563
Gain (loss) on currency exchange rate remeasurement of intercompany balances	3,575	(2,448)	4,887
Other (income) expense, net	(9,809)	(777)	(6,094)
Gross Margin (1)	$225,280	$239,426	$189,783

Net Income (loss) attributable to Exterran stockholders	$50,205	$(5,739)	$5,495
(Income) loss from discontinued operations	(33,250)	20	1,162
Q4 2012 tax benefit on Q2 2012 impairment of long-lived assets	-	(13,725)	-
Charges, after-tax:
Long-lived asset impairment (including the impact on noncontrolling interest)	1,575	29,537	2,247
Restructuring charges	-	509	1,920
Investment in non-consolidated affiliates impairment	-	-	224
Proceeds from sale of joint venture assets	(4,665)	(4,623)	(37,563)
Net income (loss) from continuing operations attributable to Exterran stockholders, excluding charges	$13,865	$5,979	$(26,515)

Diluted income (loss) from continuing operations attributable to Exterran stockholders	$0.26	$(0.09)	$0.10
Adjustment for charges, after-tax, per common share (2)	(0.05)	0.18	(0.52)
Diluted net income (loss) from continuing operations attributable to Exterran stockholders per common share, excluding charges (1)(2)	$0.21	$0.09	$(0.42)

(1) Management believes EBITDA, as adjusted, diluted net income (loss) from continuing operations attributable to Exterran stockholders per common share, excluding charges, and gross margin, non-GAAP measures, provide useful information to investors because, when viewed with our GAAP results and accompanying reconciliations, they provide a more complete understanding of our performance than GAAP results alone.  Management uses EBITDA, as adjusted, diluted net income (loss) from continuing operations attributable to Exterran stockholders per common share, excluding charges, and gross margin as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, management uses EBITDA, as adjusted, as a valuation measure.

(2) In calculating diluted net income (loss) from continuing operations attributable to Exterran stockholders per common share, excluding charges, for the three months ended December 31, 2012, the weighted average common and equivalent shares outstanding was adjusted to include the following shares as their effects were dilutive: 1,233,000 shares of unvested restricted stock, 410,000 shares on the exercise of options and vesting of restricted stock units and 1,000 shares on the settlement of employee stock purchase plan shares. In calculating diluted net income (loss) from continuing operations attributable to Exterran stockholders per common share, excluding charges, for the three months ended March 31, 2012, the weighted average common and equivalent shares outstanding was adjusted to exclude the following shares as their effects would have been anti-dilutive: 1,330,000 shares of unvested restricted stock, 54,000 shares on the exercise of options and vesting of restricted stock units and 27,000 shares on the settlement of employee stock purchase plan shares.